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Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 23 to the registration statement on Form N-1A (the "Registration Statement") of our report dated January 22, 1999, relating to the financial statements and financial highlights appearing in the November 30, 1998 Annual Report to Shareholders of PaineWebber Strategic Income Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
New York, New York

March 30, 1999